DELAWARE GROUP® EQUITY FUNDS IV

Delaware Total Return Fund

Supplement to the Fund’s Statutory Prospectus dated January 28, 2022

Effective immediately, the following replaces the information in the section entitled “Fund summaries – Delaware Total Return Fund — Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Aaron D. Young	Vice President, Portfolio Manager	May 2022

Effective immediately, the following replaces the biographical information in the section entitled “Who manages the Fund — Portfolio managers — Delaware Total Return Fund”:

Stefan Löwenthal and Jürgen Wurzer of MIMAK determine the asset allocation and, along with Aaron D. Young, have primary responsibility for making day-to-day investment decisions for the Fund.

Stefan Löwenthal, CFA Managing Director, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Asset Management’s Global Multi Asset team, a role he assumed in February 2013. He heads the global multi asset team, which is responsible for asset allocation and portfolio construction, the management of multi asset funds and institutional accounts, as well as the development of new investment strategies. In addition, Löwenthal oversees all research, portfolio management, and thought leadership activities of the team. He chairs the firm’s Investment Policy Committee and is a member of the Professional Series Multi Manager Committee and the Private Infrastructure Fund Governance Committee. He joined Macquarie in February 2008 as a portfolio manager on the global multi asset team. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a member of the CFA Society Austria and is a frequent speaker at industry events and universities.

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management — Global Multi Asset Team
Jürgen Wurzer is the deputy head of Macquarie Asset Management’s Global Multi Asset team, a role he assumed in April 2018. He is responsible for designing and managing multi asset strategies, overseeing quantitative research and modelling, as well as analyzing global equity markets. He initially joined Macquarie in January 2007, focusing on multi asset solutions. Prior to re-joining Macquarie in April 2018, he was part of the multi asset management team at Erste Asset Management from September 2016 to March 2018. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Aaron D. Young Vice President, Portfolio Manager
Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. He earned a bachelor's degree in philosophy from the University of Missouri and holds an MBA with an emphasis in finance and strategy from the Olin School of Business at Washington University.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2022.